SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        240.14a-12

                          Ion Laser Technology, Inc.
 ..............................................................................
                 (Name of Registrant as Specified in Charter)

 ..............................................................................
   (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

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        14a-6(i)(4) and 0-11.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
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               ...............................................................
        2)     Aggregate number of securities to which transaction applies:
               ...............................................................
        3)     Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               ...............................................................
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               ...............................................................
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
                          ION LASER TECHNOLOGY, INC.
                           3828 South Main Street
                         Salt Lake City, Utah  84115

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD AUGUST 19, 1996

To the Shareholders:

     Notice is hereby given that the Annual Meeting of the Shareholders of Ion Laser Technology, Inc. ("the Company") will be held at Snowbird Resort, Snowbird, Utah 84092, on Monday, August 19, 1996, at 10:00 a.m., local time, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

     1. To elect five directors, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

     2. To approve the Company's 1996 Long-Term Stock Investment and Incentive Plan and 1996 Directors' Stock Option Plan;

     3. To approve the Board of Directors' selection of Ernst & Young LLP, as the Company's independent auditors; and

     4. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on July 15, 1996 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose related to the meeting during ordinary business hours at the offices of the Company at 3828 South Main Street, Salt Lake City, Utah 84115, during the ten days prior to the meeting.

     You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.


                                       By Order of the Board of Directors,




                                       Dean E. Hutchings, Secretary


Salt Lake City, Utah
July 19, 1996

                          Ion Laser Technology, Inc.
                           3828 South Main Street
                         Salt Lake City, Utah  84115
                              (801) 328-0161

                        ------------------------------
                              PROXY STATEMENT
                        ------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Board of Directors of Ion Laser Technology, Inc. (the "Company") for use in voting at the Annual
Meeting of Shareholders to be held at Snowbird Resort, Snowbird, Utah
84092 on August 19, 1996, at 10:00 a.m., M.D.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR ratification of the appointment of auditors, and FOR approval of the 1996 Long-Term Stock Investment and Incentive Plan and 1996 Directors' Stock Option Plan. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting, or by giving a later dated proxy.

     The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

     The close of business on July 15, 1996, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 5,223,330 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

     This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about July 19, 1996.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors shall range from three to seven, as determined from time to time by the shareholders or the Board of Directors. Presently the Company's Board of Directors consists of five members, all of whom are nominees for reelection at the Annual meeting. Each director elected at the Annual meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

     The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading
"Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

Richard S. Braddock
Mr. Braddock, age 54, became a director of the Company in April 1996, and was appointed Chairman of the Board in May 1996. He serves on the Board of Directors for DFS Group Ltd., Eastman Kodak Company, IBN Ltd., True North Communications, Inc. (formerly Foote, Cone and Belding), and Lincoln Center for the Performing Arts. Mr. Braddock joined Citicorp in 1973 and held a variety of jobs both domestically and abroad. He was elected President and Chief Operating Officer (COO) for Citicorp and its principal subsidiary, Citibank, in January 1990. In 1992, Mr. Braddock left to work for Medco Containment Services as CEO until its acquisition by Merck. Mr. Braddock graduated from Dartmouth College in 1963 with a degree in history, and he received his MBA from Harvard Graduate School of Business Administration in 1965.

David E. Neff
Mr. Neff, age 42, became a member of the Board of Directors in April 1996. Since March 1991, he has been the Executive Vice President, General Counsel for Q-Lube, Inc. (formerly Quaker State Minit-Lube, Inc.) Mr. Neff has held various positions with Q-Lube since 1984 and is currently a Director for the company. Mr. Neff is an attorney, and a member of the Utah State Bar. Mr. Neff received a Law Degree from Brigham Young University in 1983 and a B.S. Degree from the University of Utah in 1978.

Andrew J. Hofmeister
Mr. Hofmeister, age 36, became a member of the Board of Directors in April 1996. He is presently the Vice President of Excimer Vision Leasing, an Atlanta-based company that leases excimer lasers to ophthalmologists who use them to treat myopia (nearsightedness). Prior to joining Excimer Vision Leasing, Mr. Hofmeister was with McKinney & Company, Inc., a management consulting firm located in San Francisco, from 1988 to 1996. He held various positions from Associate to Senior Engagement Manager. From 1984 to 1988, Mr. Hofmeister worked in Minneapolis for Teltech Resource Network, a technical service information company which recruits and profiles engineers and scientists at universities and national laboratories and sells subscription-based access to them through the engineering and R&D departments of technology-based business. He was the third employee for the start-up company and assisted in developing the initial marketing and sales plan. Teltech's annual revenues are presently at $20 million. From 1981 to 1984, Mr. Hofmeister worked for Bristol Meyers as a Sales Representative. Mr. Hofmeister received his MBA in 1989 from Stanford Graduate School of Business and a BA from St. Olaf College in Northfield, Minnesota.

Milton G. Adair
Mr. Adair, age 63, became a member of the Board of Directors in April 1996. Mr. Adair has been the President and a director of Biomune Systems, Inc. since January 2, 1996. Biomune is a public research and development firm in Salt Lake City, Utah. It develops products to treat various disease states using Whey Protein on patients with immune-compromised diseases, such as AIDS. Since June 1995, Mr. Adair has also been a director HCP Diagnostics, a Salt Lake City research and development company in the human medical diagnostic field. From July 1995 until December 31, 1995, Mr. Adair worked with Grayson & Associates, a Denver Investment Banking firm. From 1991 and until his employment with Grayson & Associates, Mr. Adair was the Chief Executive Officer and President of Gull Laboratories, Inc., an AMEX-listed manufacturer and distributor of diagnostic medical test kits. He was a director and a member of the Executive Committee of the Rocky Mountain World Trade Center in Denver from 1990 to 1992. From 1984 to 1991, he was President and CEO of Mountain Medical Equipment, Inc. in Denver, Colorado. Prior to that, he was President of Orbit Medical, a venture company in automated immunoassays. From 1977 to 1984, Mr. Adair was employed by Becton Dickinson, most recently as V.P. and General Manager of the Automated Radioimmunoassay division. Mr. Adair was with Pfizer, Inc. in various sales and marketing positions for 15 years.

Lynn B. Barney
Mr. Barney, age 49, became the Chief Executive Officer ("CEO") of the Company in January of 1988. In addition to being the CEO, Mr. Barney became the President of the Company in April 1989. Mr. Barney has also served on the Board of Directors since 1989. Prior to joining the Company, Mr. Barney was the President, CEO, and director of Cottonwood Security Bank, a bank which he organized and founded in 1978. While with the bank, Mr. Barney supervised all aspects of banking from lending to operations. Mr. Barney received a Bachelors Degree in Business Management from the University of Utah in 1972, and his MBA from the University of Utah in 1974.

     There is no family relationship between any executive officer or director of the Company and any other executive officer or director.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

      The Company's Board of Directors took action at 5 duly noticed special meetings of the Board during the fiscal year ended March 31, 1996. Each director then serving as a director attended at least 75% of the Company's special meetings of the Board of Directors. During the Company's fiscal year ended March 31, 1996, the Company's Board of Directors had no standing committees. As of May 2, 1996, the Company has established an Audit Committee and a Compensation Committee. Both Committees consist of all 5 present members of the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR


             EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

     The following individuals serve as executive officers or significant employees of the Company:


                                                                                          CURRENT
       NAME                                    AGE                                      POSITION(S) (1)
- ----------------------------              --------------                         -----------------------------------
Lynn B. Barney                                  49                               President, Chief Executive Officer,
                                                                                 Director

Michael A. Williams                             45                               Vice President of Operations

J. Ray Kemple                                   64                               Vice President - Quality Control
                                                                                 & Regulatory Affairs

Dean E. Hutchings                               35                               Chief Financial Officer
                                                                                 Secretary/Treasurer

Arthur Thompson                                 52                               Executive Vice President of the
                                                                                 Company, President of ILT Systems

Bruce Birtwell                                  34                               Vice President of Marketing

_____________________________________________________________

(1) All directors serve for one year and until their successors are elected and qualified. All officers serve at the pleasure of the Board of Directors. There are no family relationships between any of the officers and directors.

Lynn B. Barney
Mr. Barney became the Chief Executive Officer ("CEO") of the Company in January of 1988. In addition to being the CEO, Mr. Barney became the President of the Company in April 1989. Mr. Barney has also served on the Board of Directors since 1989. Prior to joining the Company, Mr. Barney was the President, CEO, and director of Cottonwood Security Bank, a bank which he organized and founded in 1978. While with the bank, Mr. Barney supervised all aspects of banking from lending to operations.

Michael A. Williams
Mr. Williams has been employed by the Company since November 1985. His positions have included brazing technician, quality control inspector, and quality control manager. Since October 1988, Mr. Williams has been the general manager responsible for all aspects of manufacturing, including purchasing, material control and production. From 1974 to November 1985, Mr. Williams was employed by Canyon Courts, Inc. a company specializing in the construction of tennis courts, running tracks, and other recreational surfaces.

J. Raymond Kemple
Mr. Kemple has been employed by the Company since August 1992, and became an officer in May 1994. He has a broad background, including management positions, in operations, purchasing, manufacturing, engineering, quality/reliability assurance, and regulatory affairs. He has been instrumental in bringing the Company into conformance with FDA regulations, and with ISO 9000, a manufacturing quality registration. Mr. Kemple came to ILT from Comptronics, a contract manufacturing company located in San Jose, California.

Dean E. Hutchings
Mr. Hutchings has been employed by the Company since June 1993.   Prior
to joining the Company, Mr. Hutchings spent five years with Deloitte & Touche, a public accounting firm, where he served as a Certified Public Accountant.

Arthur W. Thompson
Mr. Thompson joined the Company in April 1996. Prior to joining the Company he served as President of Dental Vision Direct (DVD), a wholly owned subsidiary of Ultrak. DVD is engaged in selling intraoral camera systems and patient education software to dental dealers who sell directly to dentists. He was also President of Inotek Technologies Corporation. Mr. Thompson has been employed by various companies such as General Motors and Texas Instruments. He received his B.S. Degree from Central State University (Ohio) in 1967.

Bruce H. Birtwell
Mr. Birtwell joined the Company in May of 1996. He served most recently as Executive Director of Marketing of the new products division, CIBA VISION Corporation, in Atlanta, Georgia, which is a division of the Ciba Geigy Corporation. CIBA VISION is a multi-national corporation specializing in the manufacture and marketing of contact lenses, lens care products and ophthalmic pharmaceuticals. He was employed with Ciba Geigy from 1985 to 1995. Mr. Birtwell received his MBA from Mercer University in 1989 and a BS Degree in Marketing in 1984 from Northeastern University.

     In addition to the above-listed officers and directors, the following key employee is responsible for the management of a subsidiary of the Company.

Dr. David K. Yarborough
Dr. Yarborough, 43, has served as the President of BriteSmile, Inc., a wholly-owned subsidiary of the Company that is involved in the development of the Company's teeth whitening operations, since February 1996. He received his B.S. degree from the University of Alabama in Birmingham in 1974 and his DMD from the University of Alabama School of Dentistry in 1978. He has been engaged in the private practice of family dentistry in Birmingham, Alabama since 1978. He founded Brite Smile, Inc., an Alabama corporation, in connection with which he subsequently developed patented teeth bleaching products, some of which use laser technology. In February 1996, substantially all of the assets of Brite Smile, an Alabama corporation, were acquired by the Company, which has continued to operate the teeth whitening business under the name Brite Smile.

                         -----------------------------

                 PROPOSAL 2 -- ADOPTION OF COMPENSATION PLANS

     On May 2, 1996, the Company's Board of Directors approved and adopted the Company's 1996 Long-Term Stock Investment and Incentive Plan and the 1996 Directors' Stock Option Plan (collectively the "Compensation Plans"). At the Annual Meeting, the Company's shareholders will be asked to approve the Compensation Plans, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of each of those plans and a table summarizing the benefits to be conferred under both of the Plans follows.

              1996 LONG-TERM STOCK INVESTMENT AND INCENTIVE PLAN

     The Company's 1996 Long-Term Stock Investment and Incentive Plan (the "Plan") provides for the award of incentive stock options to key employees and the award of non-qualified stock options, stock appreciation rights, cash and stock bonuses, and other incentive grants to key employees and certain nonemployees (but not independent, nonemployee directors of the Company) who have important relationships with the Company or its subsidiaries. Presently there are approximately 15 employees eligible to participate in the Plan. The Plan was adopted by the Board of Directors on May 2, 1996, which date is the effective date of the Plan. The principal provisions of the Plan are summarized below.

          Administration

     The Plan is administered by a committee of at least two non-employee, disinterested directors of the Company (the "Plan Committee"). The Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the Plan should be made and the amount, terms and conditions of the awards. The Plan Committee may adopt and amend rules relating to the administration of the Plan. The Plan Committee presently is comprised of Richard S. Braddock, Milton G. Adair and David E. Neff. The Plan is intended to comply with, and will be administered in accordance with, Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto. The qualification of the Plan under Rule 16b-3 is subject to approval by the shareholders of the Company at the Annual Meeting.

          Eligibility

     Awards under the Plan may be made to officers or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons (but not including independent, non-employee directors of the Company) whom the Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

          Shares Available

     Subject to adjustment as provided in the Plan, a maximum of 700,000 shares of the Company's common stock will be reserved for issuance thereunder. If an option or stock appreciation right granted under the Plan expires or is terminated or cancelled, the unissued shares subject to such option or stock appreciation right are again available under the Plan. In addition, if shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

          Term

     Unless earlier terminated by the Plan Committee, the Plan will continue in effect until the earlier of: (i) ten years from the date on which the Plan was adopted by the Board of Directors, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Plan Committee may suspend or terminate the Plan at any time except with respect to options, and shares subject to restrictions then outstanding under the Plan.

          Stock Option Grants

     The Plan Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the Plan. With respect to each option grant, the Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. The Plan specifies, however, that 6 months must elapse from the date of grant of the options to the date of disposition by the option holder of the shares of common stock underlying the option. Options granted under the plan expire six months after the termination of the option holder's employment for reasons other than permanent disability, retirement, death, or termination for cause. To date, no NSO's have been granted pursuant to the Plan.

     ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the common stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the common stock covered by the option at the date of grant.

     In connection with the grant of NSOs or ISOs, the Plan Committee may issue "Reload Options", which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

     In general, no vested option may be exercised unless at the time of such exercise the holder of such option is employed by or in the service of the Company or any subsidiary thereof, within 3 years following termination of employment by reason of death, retirement, or disability, and within 6 months following termination for any other reason, except for cause, in which case all unexercised options shall terminate forthwith. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option.

          Stock Appreciation Rights

     Two types of Stock appreciation rights ("SARs") may be granted
under the Plan:  "Alternate SARs" and "Limited Rights."   Alternate SARs
are granted concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the Alternate SARs over the fair market value of each share of common stock underlying the option at the grant date. The exercise of Alternate SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be cancelled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them. Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued.

     Limited Rights may be issued concurrently with or subsequent to the award of any stock option or Alternate SAR under the Plan. Limited Rights allow the holder thereof to be paid appreciation on the stock option or the amount of appreciation receivable upon exercise of an Alternate SAR in cash and in lieu of exercising such options or rights. Limited Rights are exercisable only to the same extent and subject to the same conditions and within the same time periods as the stock options or Alternate SARs underlying such Limited Rights; provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of 6 months following the date of grant. Limited Rights are exercisable in full for a period of seven months following a change in control of the Company. Upon the exercise of Limited Rights, the stock options or Alternate SARs underlying such Limited Rights shall terminate. Cash payments upon the exercise of Limited Rights will not reduce the number of shares of common stock reserved for issuance under the Plan. No SARs have been granted under the Plan.

          Stock Bonus Awards

     The Plan Committee may award shares of common stock as a stock bonus under the Plan. The Plan Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the Plan Committee at the time the stock is awarded. No stock bonus awards have been granted under the Plan.

          Cash Bonus Rights

     The Plan Committee may grant cash bonus rights under the Plan either outright or in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. Bonus rights granted in connection with an SAR entitle the holder to a cash bonus when the SAR is exercised, that is determined by multiplying the amount received upon exercise of the SAR by the applicable bonus percentage. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Plan Committee, either at the time the stock bonus is awarded or upon the lapse of any restrictions to which the stock is subject. No bonus rights have been granted under the Plan.

          Non-Assignability of Plan Awards

     No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

          Changes in Capital Structure

     The Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Plan Committee in the number and kind of shares available for grants under the Plan. In addition, the Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a period prior to the consummation of the transaction established by the Plan Committee or as may otherwise be provided in the Plan.

          Tax Consequences

     The following description addresses the federal income tax consequences of the Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

     Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

     Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under proposed regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

          Amendments to Plan

     The Plan Committee may from time to time amend the Plan as the Plan Committee deems appropriate. However, the Plan Committee may not
(i) increase the maximum number of shares of common stock issuable under the Plan; (ii) extend the period during which any award may be granted or exercised; (iii) extend the term of the Plan; (iv) materially increase the benefits accruing to participants under the Plan, or (v) materially modify the requirements as to eligibility for participation in the Plan, without first obtaining shareholder approval.

     No awards of any type have been made under the Plan as of the date of this Proxy Statement.

                       1996 DIRECTORS STOCK OPTION PLAN

     The Company's Directors Stock Option Plan (the "Director Plan") provides for the award of NSOs and accompanying Alternate Stock Appreciation Rights to non-employee directors of the Company to attract, reward, and retain the best available personnel to serve as directors and to provide added incentive to such persons by increasing their ownership interest in the Company. The principal provisions of the Director Plan are summarized below.

          Administration

     The Director Plan is administered by a committee of at least two directors of the Company (the "Committee"). Subject to the requirements of the Director Plan, the Committee has the authority to, among other things, interpret the Director Plan and prescribe, amend, and rescind rules and regulations relating thereto, and make all determinations deemed necessary or advisable to administer the Director Plan. The Committee presently is comprised of Richard S. Braddock, David E. Neff and Milton G. Adair. The Director Plan is intended to comply with, and will be administered in accordance with, Rule 16b-3 adopted under the Exchange Act. The qualification of the Director Plan under Rule 16b-3 is subject to approval by the shareholders of the Company at the Annual Meeting.

          Eligibility

     Options may be awarded under the Director Plan only to non-employee directors of the Company. Presently the Company has 4 non-employee directors.

          Shares Available

     The total number of shares of common stock that may be issued pursuant to options under the Director Plan may not exceed 300,000 shares. If any option awarded under the Director Plan is forfeited or not exercised, the shares that would have been issued upon the exercise of such option will again be available for purposes of the Director Plan.

          Term

     Unless earlier suspended or terminated by the Board, the Director Plan will continue in effect until the earlier of: (i) ten years from the date on which it is adopted by the Board, and (ii) the date on which all shares available for issuance under the Director Plan have been issued.

          Grant of Options

     Under the Director Plan, the Company's incumbent, non-employee directors have been granted options, together with related SAR's, to purchase 5,000 (15,000 for the Chairman of the Board) shares of the Company's common stock as of May 2, 1996, the date of adoption of the Plan, all of which options are vested. Commencing May 2, 1997, and each year thereafter, each non-employee director then serving on the Board will be granted options, together with related SAR's, to purchase 5,000 (15,000 for the Chairman of the Board) shares of the Company's common stock, provided that the director has served as a member of the Board (or the Chairman as the Chairman) for at least 6 months during the prior fiscal year of the Company. A director may decline the award at his or her sole discretion. The exercise price of options granted under the Director Plan shall be 100% of the closing market price on the grant date. To date, options to purchase 30,000 shares of the Company's common stock at an exercise price of $21.00 have been granted to the incumbent, non-employee directors, based on the formula described above.

          Forfeiture

     If an optionee ceases to be a director for any reason other than resignation or removal for cause, any options exercisable by such optionee at the time of termination of service as a director shall continue to be exercisable until the earlier of the expiration date of such options and the date three years after the termination date. If an optionee is removed for cause, any options exercisable by such person at the time of termination of service as a director shall terminate immediately and be forfeited. If an optionee resigns, any options exercisable by such person at the time of termination of service as a director shall continue to be exercisable until the earlier of the expiration date of such options and the date six months following the termination date.

          SARs

     The Director Plan provides that concurrently with any award of NSOs under the Director Plan, the Committee shall award Alternate SARs in corresponding amounts. The Alternate SARs awardable under the Director Plan are essentially identical in nature to the Alternate SARs awardable under the Plan.

          Restrictions

     No director may transfer any NSO or Alternate SAR awarded under the Director Plan except by will or the laws of succession. Six months must elapse from the date of grant of any options awarded under the Director Plan to the date of disposition by the option holder of the shares of common stock underlying the option.

          Amendment of Director Plan

     The Committee may from time to time amend the Director Plan as the Committee deems appropriate. However, the Committee may not (i) increase the maximum number of shares of common stock issuable under the Plan; (ii) extend the period during which any award may be granted or exercised; (iii) extend the term of the Plan; (iv) materially increase the benefits accruing to participants under the Plan, or (v) materially modify the requirements as to eligibility for participation in the Plan, without first obtaining shareholder approval. The Company's Board of Directors also shall have the power to amend the Director Plan to the extent necessary to bring the Director Plan into compliance with the requirements of Section 16(b) under the Exchange Act and the regulations under that section.

     Subject to the Director Plan, the following options have been awarded:

                                               NEW PLAN BENEFITS

                                               1996 Long-Term Stock                              1996 Directors'
                                           Investment and Incentive Plan                        Stock Option Plan
                                         ----------------------------------            ----------------------------------
            NAME AND POSITION            DOLLAR VALUE ($)     NO. OF UNITS             DOLLAR VALUE ($)     NO. OF UNITS
- --------------------------------------------------------------------------------------------------------------------------
Lynn Barney                                  --                  --                       --                    --
Chief Executive Officer

Current Executive Officers                   --                  --                       --                    --
As A Group

Current Directors Who Are Not                --                  --                       $0 (1)               30,000
Executive Officers As A Group                                                                                  Shares

All Employees Who Are Not                    --                  --                       --                    --
Executive Officers As A Group


(1) Effective as of the adoption date of the Director Plan, May 2, 1996, the Company's incumbent, non-employee directors received awards of options to purchase shares of the Company's common stock in the amounts indicated above. Because the exercise price of the options granted under the Director Plan is 100% of the closing market price on the grant date, the options have no dollar value as of the grant date. However, in the event the options are exercised when the market price of the Company's common stock exceeds the option exercise price, the difference between those prices will result in a gain to the exercising option holder corresponding to the amount of such difference.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                              COMPENSATION PLANS

                         -----------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding common stock on July 1, 1996 by (i) beneficial owners of more than 5% of the outstanding shares of common stock, (ii) each director and the named executive officer, and (iii) all directors and executive officers as a group. As of July 1, 1996, there were 5,185,830 shares of the Company's voting common stock issued and outstanding. Except as otherwise indicated below, and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.


                                                          Number of Shares                         Percentage of
Name and Address                                         Beneficially Owned                      Outstanding Shares
- --------------------------------------                 ------------------------                 ----------------------
Executive Officers and Directors

Lynn B. Barney                                                228,000 (1)                             6.8%
3663 Brighton Point Drive
Salt Lake City, Utah  84121

Richard Braddock                                               74,000 (2)                             1.4%
10 Gracie Square
New York, NY 10028

David E. Neff                                                   5,000 (3)                              *
1385 West 2200 South
Salt Lake City, Utah  84119

Milton G. Adair                                                 5,000 (4)                              *
4215 Park Terrace Drive
Salt Lake City, Utah  84124

Andrew Hofmeister                                               5,000 (5)                              *
1355 Peachtree St. N.E.
Suite 1100
Atlanta, Georgia  30309

All Officers and Directors                                     358,000 (6)                            6.5%
as a Group
_____________________________________________________________________________________________________________________

5% Beneficial Owners

LCO Investments Limited                                        502,000 (7)                            9.2%
Canada Court
Upland Road
St. Peter Port
Guernsey
Channel Islands

Edward Dallin Bagley                                           357,704 (8)                            6.9%
8 Shadow Wood Lane
Sandy, Utah  8409                                                                                  357,7048                    6.9%
_____________________________________________________________________________________________________________________

*       Constitutes less than 1%.

(1) Includes 214,000 shares Mr. Barney has the right to acquire within 60 days through the exercise of options to purchase shares of common stock as follows: 78,000 shares at $0.60 per share; 20,000 at $0.63 per share; 16,000 shares at $1.25 per share; and 100,000 shares at $2.50 per share. Also includes 14,000 shares held of record by the 401(k) Plan of the Company for the benefit of Mr. Barney.

(2) Includes 15,000 shares Mr. Braddock has the right to acquire upon the exercise of options granted to him as the Chairman of the Company's Board of Directors as of May 2, 1996. The exercise price of such options is $21.00 per share (100% of the closing market price on the grant date).

(3) Includes 5,000 shares Mr. Neff has the right to acquire upon the exercise of options granted to him as a director on May 2, 1996. The exercise price of such options is $21.00 per share (100% of the closing market price on the grant date).

(4) Includes 5,000 shares Mr. Adair has the right to acquire upon the exercise of options granted to him as a director on May 2, 1996. The exercise price of such options is $21.00 per share (100% of the closing market price on the grant date).

(5) Includes 5,000 shares Mr. Hofmeister has the right to acquire upon the exercise of options granted to him as a director on May 2, 1996. The exercise price of such options is $21.00 per share (100% of the closing market price on the grant date).

(6)     Includes presently exercisable options to purchase 284,000 shares.

(7) Includes 228,000 shares beneficially owned by Lynn B. Barney and disclosed herein, of which 214,000 shares are receivable upon Mr. Barney's exercise of options. LCO Investments Limited also claims beneficial ownership as to those shares because Mr. Barney has agreed to grant to LCO Investments certain voting rights with respect to such shares.

(8) Figure excludes all shares owned by Carolyn Bagley, Mr. Bagley's wife. Mr. Bagley disclaims beneficial ownership of such shares.

                    --------------------------------------

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. The Company is not aware of any transactions in its outstanding securities by or on behalf of any director, executive officer or ten percent holder, which would require the filing of any report pursuant to Section 16(a) during the fiscal year ended March 31, 1996, that was not filed with the Commission.

                    ------------------------------

                       EXECUTIVE COMPENSATION

        The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 1996, 1995 and 1994 for the person who was Chief Executive Officer at the end of the last fiscal year.


                                          SUMMARY COMPENSATION TABLE

                                                                                                                Long-Term
                                                                                                               Compensation
                                                                Annual Compensation                               Awards
    Name and Principal                                   ------------------------------------             --------------------
         Position                        Year                Salary                 Bonus                        Options
- ------------------------------       -------------       ---------------        -------------             --------------------

Lynn Barney -                           1996                $77,809                $ --                       200,000
  Chief Executive                       1995                 77,809                  --                       --
   Officer                              1994                 77,809                  __                       __


                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                      Number of                  % of Total
                                     Securities                 Options/SARs
                                     Underlying                  Granted to            Exercise or
                                    Options/SARs                Employees in            Base Price
       Name                            Granted                   Fiscal Year              ($/Sh)               Expiration Date
- -----------------------        ---------------------        -------------------       -----------------      -----------------
Lynn B. Barney                       20,000                      5.3%                    $0.63                 April 26, 2000

Lynn B. Barney                       80,000                     21.3%                    $1.25                 April 26, 2000

Lynn B. Barney                      100,000                     26.7%                    $2.50                 April 26, 2000
                                -------------------         -------------------
  Total                             200,000                     53.3%


                                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                                         AND MARCH 31, 1996 OPTION VALUES


                                                                                                        Value of
                                                             Number of Securities                      Unexercised
                                                             Underlying Unexercised                   In-the-Money
                                                                   Options At                           Options At
                          Shares            Value                March 31, 1996                       March 31, 1996
                        Acquired on        Realized       --------------------------------     --------------------------------
     Name               Exercise             ($)          Exercisable       Unexercisable      Exercisable       Unexercisable
- ----------------      --------------     ------------     -------------     --------------     -------------     --------------
Lynn Barney-            2,000              $6,300           198,000           80,000             $3,205,100         $1,320,000
 Chief Executive
    Officer

Compensation Committee Report

        The Compensation Committee of the Board of Directors is comprised of all outside directors. The committee meets periodically and is required to review the compensation of the Company's officers.

        On May 2, 1996, the Board of Directors adjusted the base salary of the Chief Executive Officer of the Company to $110,000 per year.

Compensation of Directors

        During the fiscal year ended March 31, 1996, and pursuant to a resolution of the Board of Directors effective January 1, 1992, outside directors of the Company were compensated at the rate of $6,000.00 per annum, guaranteed for a minimum of five years, as long as the directors are willing and able to serve on the Board. Such amounts were payable on June 1 of each year. In addition, under that compensation arrangement, outside directors were reimbursed for actual costs incurred in connection with service as a director.

        Pursuant to this arrangement, in July 1992, the Company granted a total of 175,000 options to members of the Company's Board in lieu of the annual cash payment. As of the date of this proxy statement, all but 37,500 of these options have been exercised, at prices ranging from $2.0625 to $3.25 per share. All such options were held by former outside directors of the Company. They were assignable under certain conditions, and the shares underlying the options have registration rights. The options granted to directors as described in this paragraph are exercisable until June 30, 1997. Additionally, effective August 30, 1995, the Company issued options to purchase up to 50,000 shares of the Company's Common Stock to Jeffrey W. Holmes, one of the former outside directors. Such options become exercisable after August 29, 1996 at the exercise price of $0.625 per share. Mr. Holmes resigned as a director on January 31, 1996.

        On May 2, 1996, the Board adopted a new compensation program for directors pursuant to which all non-employee directors receive options to purchase 5,000 shares of common stock per year for each year during which they serve as a director. The Chairman of the Board is to receive options to purchase 15,000 shares of common stock per year. The exercise price of such options shall be 100% of the fair market price on the date of grant. Additionally, outside directors are to receive cash payment in the amount of $500 per meeting attended ($1,000 per meeting for the Chairman); outside directors receive no cash compensation for telephonic participation. As under the former director compensation program, actual expenses incurred by directors will be compensated.

                       -----------------------------

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 1, 1996, the Company closed a private placement of 300,000 shares of Common Stock and options to purchase 1,000,000 shares of Common Stock at $20.00 per share, to three purchasers (the "Purchasers"), including Richard S. Braddock, currently a director of the Company. The Purchasers are identified in the Security Ownership Table herein as a group whose aggregate share ownership in the Company exceeds five percent of the Company's issued and outstanding shares. Total consideration to the Company for the stock and options in this offering was $5,000,000. Of the total number of shares and options issued by the Company in the offering, 56,000 shares, and options to purchase 193,000 shares, were issued to Mr. Braddock in his individual capacity. The shares of common stock and the shares of common stock underlying the options sold in the offering are restricted and may not be transferred or sold, except as permitted by the purchase agreement, for a period of two years after their acquisition by the Purchasers. The shares, including the shares issuable upon exercise of the options, are subject to certain piggy-back and demand registration rights after two years from the date of closing, as provided by a separate registration rights agreement.

        By agreement with the Purchasers in the private placement, the Company appointed two nominees designated by the Purchasers to fill vacancies on the board of directors of the Company. Those nominees were Richard S. Braddock and Andrew J. Hofmeister.

                          ----------------------------

                  PROPOSAL 3 -- APPROVAL OF INDEPENDENT AUDITORS

        The Board of Directors of the Company has selected Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending
March 31, 1997. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended March 31, 1996.

        At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors.

           THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF
                                      AUDITORS

        Representatives of Ernst & Young LLP are expected to attend the 1996 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

                         ------------------------------

                                 OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the 1996 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

        The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                                ANNUAL REPORT

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY
WRITING TO THE COMPANY - ATTENTION: DEAN E. HUTCHINGS, SECRETARY, 3828 SOUTH MAIN STREET, SALT LAKE CITY, UTAH 84115. A request for a copy of the Company's Annual Report on Form 10-KSB must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on July 15, 1996. Exhibits to the Form 10-KSB, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

        A copy of the Company's 1996 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

                           SHAREHOLDER PROPOSALS

        Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1997 Annual Meeting of Shareholders must be received by the Company by March 15, 1997.
The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is timely received, and determine whether it is a proper proposal to present to the 1997 Annual Meeting.

        The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                                By Order of the Board of Directors




                                Dean E. Hutchings, Secretary

Salt Lake City, Utah
July 19, 1996

                                     PROXY
                          ION LASER TECHNOLOGY, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Lynn B. Barney and Dean E. Hutchings and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on July 15, 1996 at the Annual Meeting of Shareholders to be held at Snowbird Resort, Snowbird, Utah, on Monday, August 19, 1996, at 10:00 a.m., local time, or at any adjournment thereof.

1.      Election of Directors.

        FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
        / /                  / /                     / /

        (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

        Richard S. Braddock      Andrew J. Hofmeister     David E. Neff

        Milton G. Adair          Lynn B. Barney

2. To approve the Company's 1996 Long-Term Stock Investment and Incentive Plan and the Company's 1996 Directors' Stock Option Plan.

        FOR                AGAINST                 ABSTAIN
        / /                 / /                      / /

3. To approve and ratify the selection of Ernst & Young LLP as the Company's independent accountants.

        FOR                AGAINST                 ABSTAIN
        / /                 / /                      / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                    DATE:___________________________________________

                              __________________________________________
                              Signature

                              __________________________________________
                              Signature of joint holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

                               APPENDIX

        Pursuant to Instruction 3 to Item 10 of Schedule 14A, the Company has appended to this Proxy Statement electonic copies of the Stock Option Plans. Copies of the plans are not being distributed to shareholders

                        ION LASER TECHNOLOGY, INC.

                           a Utah corporation

              Long-Term Stock Investment and Incentive Plan

                             ARTICLE I GENERAL

1.01.  Purpose.

The purposes of this Long-Term Stock Investment and Incentive Plan (the "Plan") are to: (1) closely associate the interests of the management of Ion Laser Technology, Inc., a Utah corporation, and its Parent and Subsidiary Corporations and Affiliates (collectively referred to as the "Company") with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

1.02.  Administration.

       (a) Pursuant to Utah Code Annotated Section 16-10a-624, the Board of Directors of Ion Laser Technology, Inc., (the "Board") shall appoint a Committee consisting of two or more disinterested, non-employee directors to administer the Plan (the "Committee"), as constituted from time to time. Any Committee member shall also be a member of the Board. During the one year prior to commencement of service on the Committee, the Committee members will not have participated in, and while serving and for one year after serving on the Committee, such members shall not be eligible for selection as persons to whom stock may be allocated or to whom Options or Stock Appreciation Rights may be granted under the Plan or any other discretionary plan of the Company under which participants are entitled to acquire stock, Options or Stock Appreciation Rights of the Company.

       Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise "disinterested" as that term is defined in Rule 16 b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Board who are either presently eligible or who have been eligible at any time within the preceding year for Options or Stock Appreciation Rights under this Plan, may not vote on any matters affecting the administration of the Plan or the grant of any Options or Stock Appreciation Rights pursuant to the Plan.

       (b) The Committee shall have the authority without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, and from time to time, to:

              (i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

              (ii) designate the employees or classes of employees eligible to participate in the Plan from among those described in Section 1.03 below;

              (iii) grant awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

              (iv) determine the purchase price of shares of Common Stock covered by each Option (the "Option Price");

              (v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

              (vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

              (vii) determine the terms and provisions of the various Option or Stock Appreciation Rights Agreements (none of which need be identical or uniform) evidencing Options or Stock Appreciation Rights granted under the Plan and to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

              (viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

       (c) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Optionees and the Company.

       (d) One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

       (e) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, Stock Appreciation Right, the Plan, or any award thereunder.

1.03. Eligibility for Participation

Participants in the Plan shall be selected by the Committee, and awards under the Plan, as described in Section 1.04 below, may be granted to officers and key employees of the Company and to other key individuals such as consultants and non-employee agents to the Company whom the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to executive officers and other key employees of the Company who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company, and who agree, in writing, to remain in the employ of, and to render services to, the Company for a period of at least one (1) year from the date of the grant of the award. The Committee has the authority to select particular employees within the eligible group to receive awards under the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an award has been granted is sometimes referred to herein as an "Optionee." In no event shall participants include non-employee Directors or any person who is otherwise an interested person involved in the administration of the Plan. Such non-employee Directors are participants in a separate nondiscretionary plan of the Company. An Optionee shall be eligible to receive more than one Option and/or Stock Appreciation Rights during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

1.04.  Types of Awards Under Plan.

       Awards under the Plan may be in the form of any one or more of the following:

       (i) "Stock Options" which are nonqualified stock options, the tax consequences of which are governed by the provisions of
       Section 83 of the Internal Revenue Code (the "Code"), as described in Article II;

       (ii) "Incentive Stock Options" which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code, as described in Article III;

       (iii) "Reload Options" which are also nonqualified stock options, the tax consequences of which are governed by Section 83 of the Code, as described in Article IV;

       (iv) "Alternate Rights" which are Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article V; and/or

       (v) "Limited Rights" which are also Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article VI.

       (vi) "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code, as described in Article VII.

       (vii) "Cash Bonuses" which are compensation, the tax consequences of which are governed by Section 61 of the Code, as described in Article VIII.

1.05.  Aggregate Limitation on Awards.

       (a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 700,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act.

       (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

       (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Option;

       (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Rights shall be counted; and

       (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

       (iv) all shares issued (including the shares, if any, withheld for tax withholding requirements) as Stock Bonuses shall be counted.

       (c) In addition to shares of Common Stock actually issued pursuant to Stock Bonuses or the exercise of Options or Alternate Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights shall have been exercised.

       (d) Shares tendered by a participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Option or Stock Appreciation
Right granted without a related Option, which for any reason is cancelled, terminated, unexercised or expires in whole or in part shall again be available for issuance under the Plan, but shares subject to an Option or Alternate Right which are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

1.06.  Effective Date and Term of Plan.

       (a) The Plan shall become effective as of the 2nd day of May, 1996, the date the Plan is adopted by a majority of the Board (the "Effective Date"), but, for purposes of qualifying awards under the Plan under Section 16(b) of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder, shall be subject to approval by the holders of a majority of the issued and outstanding shares of Ion Laser Technology, Inc. Common Stock present in person or by proxy and entitled to vote at the earlier of either a Special Meeting of Shareholders called for that purpose or the 1996 Annual Meeting of Shareholders of Ion Laser Technology, Inc., which meeting shall in any event, be held not more than twelve (12) months after adoption of the Effective Date.

       (b) No awards shall be granted under the Plan after or on the 2nd day of May, 2006, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                              ARTICLE II STOCK OPTIONS

2.01.  Award of Stock Options.

The Committee may from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Stock Options"). The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02.  Stock Option Agreements.

The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

2.03  Stock Option Price.

The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

2.04.  Term and Exercise.

Unless otherwise provided by the Committee or in the Stock Option Agreement pertaining to the Stock Options, each Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term. At least six months must elapse from the date of grant of the Option to the date of disposition by Optionee of the shares of Common Stock underlying the Option.

2.05  Manner of Payment.

Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee.

2.06  Death of Optionee.

       (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and three years after the Optionee's death.

       (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

2.07  Retirement or Disability.

Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Stock Options to the extent such options are exercisable during such three year period.

2.08  Termination for Other Reasons.

Except as provided in Sections 2.06, 2.07, or 9.13(f), or except as otherwise determined by the Committee, all Stock Options shall terminate six months after the termination of the Optionee's employment.

2.9  Effect of Exercise.

The exercise of any Stock Option shall cancel that number of related Alternate Rights and/or Limited Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Stock Option.

                         ARTICLE III INCENTIVE STOCK OPTIONS

3.01  Award of Incentive Stock Options.

The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options", which are intended to qualify as such under the provisions of
Section 422 of the Code, to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Incentive Stock Options"). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

3.02  Incentive Stock Option Agreements.

The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

3.03  Incentive Stock Option Price.

Except as provided in Section 3.10 below, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04  Term and Exercise.

Except as provided elsewhere herein, or unless otherwise provided by the Committee, or in the Stock Option Agreement pertaining to the Incentive Stock Option, each Incentive Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

3.05  Maximum Amount of Incentive Stock Option Grant.

The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Committee in any calendar year shall not exceed $100,000. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may in the aggregate exceed such $100,000 Fair Market Value limitation, so long as each such Incentive Stock Option within the Multiple Incentive Stock Option award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

3.06  Death of Optionee.

       (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and three years after the Optionee's death.

       (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

3.07  Retirement or Disability.

Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

3.08  Termination for Other Reasons.

Except as provided in Sections 3.06, 3.07 or 9.13(f), or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate six months after the date of termination of the Optionee's employment.

3.09  Applicability of Stock Options Sections and Other Restrictions.

Sections 2.05, Manner of Payment; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein. In addition, the Optionee shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of granting the Incentive Stock Option or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Options.

3.10  Employee/Ten Percent Shareholders.

In the event the Committee determines to grant an Incentive Stock Option to an employee who is also a Ten Percent Stockholder, as defined in 9.07(i) below, (i) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option. Fair Market Value shall be as defined in 9.07(c) below.

                              ARTICLE IV RELOAD OPTIONS

4.01.  Authorization of Reload Options.

Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may, subject to the provisions of the Plan, particularly the provisions of Section 9.12 below, and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or other Reload Options through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under
Section 422 of the Code.

4.02.  Reload Option Amendment.

Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

4.03.  Reload Option Price.

The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

4.04.  Term and Exercise.

The term of each Reload Option shall be equal to the remaining Option Term of the underlying Stock Option and/or Incentive Stock Option. At least six months must elapse from the date of grant of a Reload Option to the date of disposition by Optionee of the shares of Common Stock underlying the Option.

4.05.  Termination of Employment.

No additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

4.06.  Applicability of Stock Options Sections.

Sections 2.05, Manner of Payment; 2.06 Death of Optionee; 2.07, Retirement or Disability; 2.08, Termination for Other Reasons; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this Article IV as though fully set forth herein.


                    ARTICLE V ALTERNATE STOCK APPRECIATION RIGHTS

5.01.  Award of Alternate Rights.

Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock, a related alternate stock appreciation right, permitting the Optionee to be paid the appreciation on the Option in Common Stock in lieu of exercising the Option ("Alternate Right").

5.02.  Alternate Rights Agreement.

Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

5.03.  Term and Exercise.

An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections 5.04 and 5.05. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

5.04.  Amount of Payment.

The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to said Alternate Right was granted or became effective, as the case may be.

5.05.  Form of Payment.

Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Section 5.04 in Common Stock.
The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in Section 9.06.

5.06.  Effect of Exercise.

The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

5.07.  Retirement or Disability.

Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such three year period.

5.08.  Death of Optionee or Termination for Other Reasons.

Except as provided in Section 5.07 or 9.13(f), or except as otherwise determined by the Committee, all Alternate Rights shall terminate six months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

                              ARTICLE VI LIMITED RIGHTS

6.01.  Award of Limited Rights.

Concurrently with or subsequent to the award of an Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock underlying such Option or Alternate Right, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in cash in lieu of exercising the Option ("Limited Right").

6.02.  Limited Rights Agreement.

Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

6.03.  Term and Exercise.

An Optionee who has been granted Limited Rights may, from time to time, in lieu of the exercise of an equal number of Options and Alternate Rights related thereto, elect to exercise one or more Limited Rights and thereby become entitled to receive from the Company payment in cash in the amount determined pursuant to Sections 6.04 and 6.05. Limited Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options or Alternate Rights related thereto are exercisable, as provided in this Plan; provided, however, that Limited Rights must be held by the Option holder for six months from the date of acquisition to the date of cash settlement. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Limited Rights.

Subject to the six month holding period, but notwithstanding any other provision above to the contrary, Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company (the "Exercise Period").

As used in the Plan, a "Change of Control" shall be deemed to have occurred if (a) individuals who are currently directors of Ion Laser Technology, Inc. immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to Ion Laser Technology, Inc. or to all or substantially all of its assets), or any entity, person or Group other than Ion Laser Technology, Inc. or a Subsidiary Corporation of Ion Laser Technology, Inc. acquires shares of Ion Laser Technology, Inc. in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the outstanding shares of Ion Laser Technology, Inc.

As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of Ion Laser Technology, Inc., (ii) any merger, consolidation, reorganization or sale of all or substantially all of the assets of Ion Laser Technology, Inc. which has been approved by the shareholders, (iii) any contested election of directors of Ion Laser Technology, Inc. or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

6.04.  Amount of Payment.

The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Fair Market Value per share of Common Stock covered by the related Option or Alternative Right on the date the Option or Alternate Right was granted and the Fair Market Value per share of such Common Stock on the exercise date.

6.05.  Form of Payment.

Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.04, shall be paid by the Company solely in cash.

6.06.  Effect of Exercise.

If Limited Rights are exercised, the Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Options and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related Options and Alternate Rights were exercised or terminated.

6.07.  Retirement or Disability.

Upon termination of the Optionee's employment (including employment as a director of this Company after an Optionee terminates employment as an officer or key employee of this Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such three year period.

6.08.  Death of Optionee or Termination for Other Reasons.

Except as provided in Sections 6.07, 6.09 or 9.13(f), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate three months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

6.09.  Termination Related to a Change in Control.

The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.07 and 6.08 respectively, is waived during the Exercise Period as to any Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for cause, or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used in this Plan, "for cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                              ARTICLE VII STOCK BONUSES

7.01   Terms, Conditions and Restrictions.

The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more Stock Bonuses as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.


                              ARTICLE VIII CASH BONUSES

8.01     Grant.

The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more cash bonuses as compensation ("Cash Bonuses"). The Committee may grant Cash Bonuses under the Plan outright or in connection with (i) an Option or Stock Appreciation Right granted or previously granted or (ii) a Stock Bonus awarded, or previously awarded. Bonuses will be subject to rules, terms, and conditions as the Committee may prescribe.

8.02     Cash Bonuses in Connection with Options and Stock Appreciation
Rights.

Cash Bonuses granted in connection with Options will entitle an Optionee to a Cash Bonus when the related Option is exercised (or surrendered in connection with exercise of a Stock Appreciation Right related to the Option) in whole or in part. Cash Bonuses granted in connection with Stock Appreciation Rights will entitle the holder to a Cash Bonus when the Stock Appreciation Right is exercised. Upon exercise of an Option, the amount of the Cash Bonus shall be determined by multiplying the amount by which the total Fair Market Value of the shares to be acquired upon the exercise exceeds the total Option Price for the shares by the applicable bonus percentage. Upon exercise of a Stock Appreciation Right, the cash bonus shall be determined by multiplying the total Fair Market Value of the shares or cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a Cash Bonus shall be determined from time to time by the Committee but shall in no event exceed thirty percent.

8.03   Cash Bonuses in Connection with Stock Bonuses.

Cash Bonuses granted in connection with Stock Bonuses will entitle the person awarded such Stock Bonuses to a Cash Bonus either at the time the Stock Bonus is awarded or at such time as restrictions, if any, to which the Stock Bonus is subject lapse. If a Stock Bonus awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus granted in connection with such Stock Bonus shall terminate and may not be exercised. Whether any Cash Bonus is to be awarded and, if so, the amount and timing of such Cash Bonus shall be determined from time to time by the Committee.

                              ARTICLE IX MISCELLANEOUS

9.01.  General Restriction.

Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.02.  Non-Assignability.

No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the U.S. Internal Revenue Code. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

9.03.  Withholding Taxes.

Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of issuance of a Stock Bonus or exercise of its Options or Stock Appreciation Rights, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

9.04.  Right to Terminate Employment.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of such participant.

9.05.  Non-Uniform Determinations.

The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

9.06.  Rights as a Shareholder.

The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

9.07 Fractional Shares. Fractional shares shall not be granted under any award under this Plan, unless the provision of the Plan which authorizes such award also specifies the terms under which fractional shares or interests may be granted.

9.08.  Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated in the following definitions:

       (a) "AFFILIATE" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Ion Laser Technology, Inc..

       (b) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

       (c) "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

       (d)    "OPTION" means Stock Option, Incentive Stock Option or Reload
              Option.

       (e) "OPTION PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

       (f) "PARENT CORPORATION" shall mean any corporation (other than Ion Laser Technology, Inc.) in an unbroken chain of corporations ending with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the Optionee's employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (g)    "STOCK APPRECIATION RIGHT" shall mean Alternate Right or
              Limited Right.

       (h) "SUBSIDIARY CORPORATION" shall mean any corporation (other than Ion Laser Technology, Inc.) in an unbroken chain of corporations beginning with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       (i) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, is an employee of the Company who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

9.09.  Leaves of Absence and Performance Targets.

The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate and to impose them upon an Optionee as a condition of continued employment.

9.10.  Newly Eligible Employees.

The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

9.11.  Adjustments.

In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, the amount of Restricted Stock Units theretofore awarded under the Plan, the performance targets referred to in
Section 9.08 and any and all other matters deemed appropriate by the Committee.

9.12.  Amendment of the Plan.

       (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

       (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9.10), (ii) extend the period during which any award may be granted or exercised, (iii) extend the term of the Plan, (iv) materially increase the benefits accruing to participants under the Plan, or (v) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his other rights under an award previously granted to him or her.

9.13.  General Terms and Conditions of Options.

Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement, unless otherwise stated in Articles II, III or IV of the Plan, shall comply with and be subject to the following terms and conditions:

              (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

              (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option in the form of either a Stock Option or a Reload Option.

              (c) Option Price. Each Option Agreement shall state the Option Price which, in the case of Incentive Stock Options (except to the extent provided in Article III above), shall be not less than 100% of the undiscounted Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in 9.13(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. No Options shall be granted under the Plan more than 10 years after the date of adoption of the Plan by the Board, but the validity of Options previously granted may extend and be validly exercised beyond that date. Except as provided in Section 3.10 above, Options granted under the Plan shall be for a period determined by the Committee as provided in Section 9.13(e), below.

              (d) Medium and Time of Payment. The Option Price shall be paid in full at the time of exercise in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Company at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

              (e) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 9.13(f) and 9.13(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
       100).

              (f) Termination. Except as provided in Section 9.13(e) and in this Section 9.13(f) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a Parent, division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which Code Section 424(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within six months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall limit the Company's rights under Section 9.04 above. No Option may be exercised after the expiration of its term.

              (g) Death, Disability or Retirement. If an Optionee shall die while employed by the Company, a Parent or a Subsidiary Corporation thereof, or die within three months after the termination of such Optionee's employment other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within three years after the date of death, disability or retirement of the Optionee. If the Optionee's employment shall terminate by reason of removal for cause, all Options theretofore granted to such Optionee shall terminate immediately upon removal and may not be exercised.

              (h) Non-transferability of Options. Options granted under the Plan shall not be transferable otherwise than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

              (i)    Effect of Certain Changes.

                     (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan pursuant to Section 1.05 above, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                     (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including, if so determined by the Committee, shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

                     (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan pursuant to Section 1.05 above, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Company is taken public, the Committee shall provide for the alternative in (ii) above. Upon any cancellation of an outstanding Option pursuant to this 9.13(i)(C), the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

                     (D) Paragraphs (B) and (C) of this Section 9.13(i) shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                     (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                     (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to Article III of this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                     (G)  Except as hereinbefore expressly provided in this
              Section 9.13(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

              (j) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no right as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.13(i) hereof.

              (k) Other Provisions. The Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, (A) the imposition of restrictions upon the exercise of an Option; (B) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and (C) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

9.14.  Effects of Headings

The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 2ND DAY OF MAY, 1996.




                                  _________________________________________
                                          Dean E. Hutchings, Secretary

                         ION LASER TECHNOLOGY, INC.

                             a Utah corporation

                      1996 Directors' Stock Option Plan

       The purpose of this 1996 Directors' Stock Option Plan (the "Plan") is to promote the long-term success of Ion Laser Technology, Inc. (the "Company") by creating a long-term mutuality of interests between the Directors and the shareholders of the Company, to provide an incentive to the Directors to remain with the Company, and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

       1.    Administration

       The Plan shall be administered by a Committee consisting of two or more Directors appointed by the Board of Directors of the Company (the "Board"). The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members of the Committee shall be the acts of the Committee. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan or as to "Nonstatutory Stock Options" and their related alternate stock appreciation rights ("Alternate Rights") granted under the Plan (hereinafter collectively referred to as "Options"), shall be subject to the determination of the Committee, which shall be final and binding. Notwithstanding the above, the selection of the Directors to whom Options are to be granted, the timing of such grants, the number of shares subject to any Option, the exercise price of any Option, the periods during which any Option may be exercised and the term of any Option shall be as hereinafter provided by formula and the Committee shall have no discretion as to such matters.

       2.    Shares Available Under the Plan

       Except as may be adjusted as provided elsewhere herein, the shares of stock which may be issued upon exercise of Options under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance upon exercise of Options to be granted from time to time under the Plan, shall not exceed in the aggregate 300,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Options granted and shares of Common Stock issuable upon their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act; provided, however, that the Company shall as soon as practicable, file a registration statement covering the shares of Common Stock reserved for issuance under the Plan on Form S-8, if such form is available for use by the Company.

       3.    Formula Grant of Options

       Only non-employee Directors of the Company are eligible to receive grants of Options under the Plan.

             A. Upon adoption of the Plan by the Board of Directors, each current non-employee member of the Board will automatically and without further action by the Board or the Committee be granted Nonstatutory Stock Options, together with related Alternative Rights) to purchase 5,000 (15,000 for the Chairman of the Board) shares of Common Stock of the Company, all of which Options vest immediately upon the date of grant, and

             B. Commencing on the first anniversary date of adoption of the Plan by the Board of Directors, and each year thereafter, each current non-employee member of the Board will automatically and without further action by the Board or the Committee be granted Nonstatutory Stock Options, together with related Alternative Rights, to purchase 5,000 (15,000 for the Chairman of the Board) shares of Common Stock of the Company, provided that the Director has served as a member of the Board (or the Chairman as the Chairman) for at least 6 months during the prior fiscal year of the Company.

             C. The number of shares subject to Options granted herein shall be subject to adjustment and substitution as provided in paragraph 10 below.

       A Director may decline acceptance of the grant of Options hereunder by notifying the Committee of such decision. The grant of Options pursuant to paragraph 3(B) shall continue until all of the Common Stock reserved for issuance upon exercise of Options granted under this Plan shall have been exhausted. At the date of grant, if the number of shares remaining available for the grant of Options under the Plan is not sufficient for each Director to be granted an Option as provided above, then each Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of Directors, disregarding any fractions of a share. A Director may decline acceptance of the grant of Options hereunder by notifying the Committee of such decision.

       4.  Effective Date and Term of Plan

       The Plan shall become effective as of the 2nd day of May, 1996, the date the Plan is effectively adopted by a majority of the Board (the "Effective Date"), but for purposes of qualification under the exemptions stated in Section 16(b) of the Securities Exchange Act of 1934, the Plan must be approved by the holders of a majority of the issued and outstanding shares of Ion Laser Technology, Inc. Common Stock present in person or by proxy and entitled to vote at the earlier of either a Special Meeting of Shareholders called for that purpose or the 1996 Annual Meeting of Shareholders of Ion Laser Technology, Inc., which meeting shall in any event be held not more than twelve (12) months after the Effective Date.

       No awards shall be granted under the Plan after or on the 2nd day of May, 2006, which date is ten (10) years after the Effective Date (the
"Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

       5.    Terms and Conditions of Nonstatutory Stock Options

       Nonstatutory Stock Options granted under the Plan shall be subject to the following terms and conditions:

             A. The grant of a Nonstatutory Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the Director who is the holder of the Option (the "Optionee"), stating the number of shares of Common Stock subject to the Nonstatutory Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

             B. The purchase price at which each Nonstatutory Stock Option may be exercised (the "Option Price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the Nonstatutory Stock Option on the date of grant as provided below.

             C. Each Nonstatutory Stock Option shall be fully exercisable at any time within ten (10) years after the date of grant thereof (the "Option Term"). At least six months must elapse from the date of grant of the Option to the date of disposition by Optionee of the shares of Common Stock underlying the Option. No Nonstatutory Stock Option shall be exercisable after the expiration of its Option Term. A Nonstatutory Stock Option to the extent exercisable at any time may be exercised in whole or in part.

             D. Each Nonstatutory Stock Option Agreement shall set forth the procedure governing the exercise of the Nonstatutory Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee having a fair market value on the date of exercise of the Nonstatutory Stock Option, determined as provided below, equal to the Option Price for the shares being purchased. Delivery of the shares may be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a Nonstatutory Stock Option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Nonstatutory Stock Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the Nonstatutory Stock Option shall not be deemed to occur and no shares of stock will be issued by the Company upon exercise of the Nonstatutory Stock Option until the Company has received payment of the Option Price in full. The date of exercise of a Nonstatutory Stock Option shall be determined under procedures established by the Committee as provided above. Payment of the Option Price with shares shall not increase the number of shares of stock which may be issued under the Plan.

             E. If an Optionee ceases to be a Director of the Company for any reason, any outstanding Nonstatutory Stock Options held by the Director shall be exercisable according to the following provisions:

                   (1) If the Optionee ceases to be a Director for any reason other than resignation or removal for cause, subject to the provisions regarding death of the Optionee in paragraphs 4-6 below, any outstanding Nonstatutory Stock Option held by the Optionee at such time shall be exercisable by the Optionee (but only if exercisable immediately prior to ceasing to be a Director) at any time prior to the expiration date of such Nonstatutory Stock Option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period;

                   (2) If during his term of office as a Director an Optionee resigns from the Board, any outstanding Nonstatutory Stock Option held by the Optionee which is not exercisable by him immediately prior to resignation shall terminate as of the date of resignation, and any outstanding Nonstatutory Stock Option held by the Optionee which is exercisable immediately prior to resignation shall be exercisable at any time prior to the expiration date of such Nonstatutory Stock Option or within six months after the date of resignation, whichever period is shorter;

                   (3) If during his term of office as a Director an Optionee is removed from office for cause, any outstanding Nonstatutory Stock Option held by the Optionee which is not exercisable by him immediately prior to removal, and any outstanding Nonstatutory Stock Option held by the Optionee which is exercisable immediately prior to removal, shall terminate as of the date of removal for cause and may not be exercised.

                   (4) Following the death of an Optionee during service as a Director of the Company, any outstanding Nonstatutory Stock Option held by him at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the Optionee, or, if the Optionee shall fail to make testamentary disposition of the Nonstatutory Stock Option or shall die intestate, by the legal representative of the Optionee at any time prior to the expiration date of such Nonstatutory Stock Option or within three years after the date of death of Optionee, whichever is the shorter period;

                   (5) Following the death of an Optionee after ceasing to be a Director and during a period when a Nonstatutory Stock Option is exercisable under (2) above, the Nonstatutory Stock Option shall be exercisable by such person entitled to do so under the will of the Optionee or by such legal representative at any time prior to the expiration date of the Nonstatutory Stock Option or within one year after the date of death, whichever is the shorter period;

                   (6) Following the death of an optionee after ceasing to be a Director and during a period when a Nonstatutory Stock Option is exercisable under clause (1) above, the Nonstatutory Stock Option shall be exercisable by such person entitled to do so under the Will of the optionee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the Nonstatutory Stock Option or (ii) until three years after the grantee ceased being a Director or one year after the date of death of the Optionee, (whichever is longer).

       A Nonstatutory Stock Option held by an Optionee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 5E.

             F. "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

       6.    Alternate Stock Appreciation Rights

             A. Concurrently with the award of Nonstatutory Stock Options to purchase one or more shares of Common Stock, the Board or Committee shall, subject to the provisions of the Plan, award to the Optionee with respect to each share of Common Stock, a related Alternate Right, permitting the Optionee to be paid the appreciation on the Nonstatutory Stock Option in Common Stock in lieu of exercising the Nonstatutory Stock Option.

             B. Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

             C. An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Nonstatutory Stock Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Subsections D and E. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Nonstatutory Stock Options related thereto are exercisable, as provided in this Plan.

             D. The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Nonstatutory Stock Option related to said Alternate Right was granted or became effective, as the case may be.

             E. Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Subsection D in Common Stock. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Subsection D by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in this Plan for shares issued pursuant to the exercise of Nonstatutory Stock Options.

             F. The exercise of any Alternate Rights shall cancel an equal number of Nonstatutory Stock Options related to said Alternate Rights.

             G. Upon termination of the Optionee's employment as a Director of the Company by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of such termination, exercise any Alternate Rights to the extend such Alternate Rights are exercisable during such six-month period.

             H. Except as provided in Subsection G, all Alternate Rights shall terminate three months after the date of termination of the Optionee's employment as a Director or upon the death of the Optionee.

       7.    Restrictions

             A. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the U.S. Internal Revenue Code, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

             B. Subject to the foregoing provisions of Section 5 and the other provisions of this Plan, any Option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement under which the Option is granted, or an amendment thereto; except that in no event, notwithstanding anything in this Plan to the contrary, shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3 of the Securities Exchange Act or any successor Rule.

       8.    Withholding Taxes

       Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of exercise of its Options, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Board regarding payment of, any amount sufficient to satisfy any federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Board, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Board may cause the Company to issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

       9.    Rights as a Shareholder

       The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until the option holder has properly exercised the Options granted to him or her.

       10.   Adjustments

       In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, and the Option
Price of Nonstatutory Stock Options theretofore granted under the Plan.

       11.   Effect of Certain Changes

       Notwithstanding Section 10 above, the following adjustments shall be made upon the occurrence of certain events or changes to the Company or its capitalization:

             A. If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

             B. In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including, if so determined by the Committee, shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

             C. If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation.

             D. Paragraphs (B) and (C) of this Section shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

             E. In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

             F. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

             G. Except as hereinbefore expressly provided in this Section, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

       12.   Amendment of the Plan

             A. The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. Provided, however, that no such amendment pursuant to this Section 10 shall circumvent the provisions of the last sentence of Paragraph 1 above, or otherwise disqualify the Plan for exemption under Rule 16b-3 of the Securities Exchange Act or any successor Rule.

             B. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9), (ii) extend the period during which any award may be granted or exercised, (iii) extend the term of the Plan; (iv) materially increase the benefits accruing to participants under the Plan, or (v) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his other rights under an award previously granted to him or her.

             C. Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any Nonstatutory Stock Option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for Nonstatutory Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor Rule relating to exemption from Section 16(b) of the Securities Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Nonstatutory Stock Options theretofore granted under the Plan notwithstanding any contrary provisions contained in any Nonstatutory Stock Option agreement. In the event of any such amendment to the Plan, the holder of any Nonstatutory Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the Nonstatutory Stock Option agreement within such reasonable time as the Committee shall specify in such request.


       13.   Effect of Headings

       The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.


ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 2ND DAY OF MAY, 1996.




                                        ___________________________________
                                             Dean E. Hutchings, Secretary